      As filed with the Securities and Exchange Commission on May 30, 1996
                                                Registration No.
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------
                           ONYX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

                           --------------------------

        DELAWARE                                       94-3154463
(State of Incorporation)                  (I.R.S. Employer Identification No.)
                            -------------------------
                               3031 RESEARCH DRIVE
                           RICHMOND, CALIFORNIA  94806
                                 (510) 222-9700
          (Address and telephone number of principal executive offices)

                           ---------------------------
                           1996 EQUITY INCENTIVE PLAN
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (Full title of the plans)

                               HOLLINGS C. RENTON
                      President and Chief Executive Officer
                               3031 Research Drive
                           Richmond, California  94806
                                 (510) 222-9700
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           ---------------------------
                                   Copies to:
                              ROBERT L. JONES, ESQ.
                            DEBORAH A. MARSHALL, ESQ.
                     COOLEY GODWARD CASTRO HUDDLESON & TATUM
                              Five Palo Alto Square
                               3000 El Camino Real
                        Palo Alto, California 94306-2155
                                 (415) 843-5000
                           ---------------------------
                         CALCULATION OF REGISTRATION FEE


- ---------------------------------------------------------------------------------------------------------------------------
                                                 PROPOSED MAXIMUM            PROPOSED MAXIMUM
TITLE OF SECURITIES TO BE    AMOUNT TO BE    OFFERING PRICE PER SHARE    AGGREGATE OFFERING PRICE    AMOUNT OF REGISTRATION
        REGISTERED            REGISTERED              (1)                       (1)                          FEE
- ---------------------------------------------------------------------------------------------------------------------------
Stock Options and Common
Stock (par value $.001)       1,594,587           $.007139-$13.25             $11,090,577                   $3,825
- ---------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon (a) the weighted average exercise price for options granted pursuant to the Registrant's 1996 Equity Incentive Plan and 1996 Non-Employee Directors' Stock Option Plan and (b) the average of the bid and ask prices of Registrant's Common Stock on May 29, 1996 as reported on the Nasdaq National Market.


                                                         Exhibit Index at Page 6

The chart below details the calculations of the registration fee.


- -----------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------
                                      Number of        Offering Price Per          Aggregate
Securities                             Shares                Share               Offering Price
- -----------------------------------------------------------------------------------------------
Shares issuable pursuant to
outstanding options under the
1996 Equity Incentive Plan              13,159            $0.007139 (1)(a)                $94
- -----------------------------------------------------------------------------------------------
Shares issuable pursuant to
the 1996 Equity Incentive
Plan                                    92,244            $0.07139 (1)(a)              $6,585
- -----------------------------------------------------------------------------------------------
Shares issuable pursuant to
the 1996 Equity Incentive
Plan                                    26,831            $0.7139 (1)(a)              $19,155
- -----------------------------------------------------------------------------------------------
Shares issuable pursuant to
the 1996 Equity Incentive
Plan                                   607,222            $1.07085 (1)(a)            $650,244
- -----------------------------------------------------------------------------------------------
Shares issuable pursuant to
the 1996 Equity Incentive
Plan                                     3,501            $8.57 (1)(a)                $30,004
- -----------------------------------------------------------------------------------------------
Shares issuable pursuant to
the 1996 Equity Incentive
Plan                                    51,518           $10.20 (1)(a)               $525,484
- -----------------------------------------------------------------------------------------------
Shares issuable pursuant to
the 1996 Non-Employee
Directors' Plan                        120,000           $12.00 (1)(a)             $1,440,000
- -----------------------------------------------------------------------------------------------
Shares issuable pursuant to
the 1996 Equity Incentive
Plan, the 1996 Employee Stock
Purchase Plan and 1996 Non-
Employee Directors' Stock
Option Plan                            677,112           $12.375(1)(b)             $8,379,261
- -----------------------------------------------------------------------------------------------
Shares issuable pursuant to
the 1996 Equity Incentive Plan           3,000           $13.25 (1)(a)                $39,750
- -----------------------------------------------------------------------------------------------
Proposed Maximum Offering
Price                                                                             $11,090,577
- -----------------------------------------------------------------------------------------------
Registration Fee                                                                       $3,825
- -----------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by ONYX Pharmaceuticals, Inc., a Delaware corporation (the "Registrant"), with the Securities and Exchange Commission (the "SEC") are incorporated by reference into this Registration Statement:

     (a) The Registrant's final prospectus filed May 9, 1996 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act").

     (b) The description of the Registrant's Common Stock which is contained in the Registration Statement on Form 8-A filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the SEC on April 2, 1996.

     All reports and other documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.


                            DESCRIPTION OF SECURITIES

     Not applicable.

                     INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not applicable.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company's Certificate of Incorporation contains certain provisions permitted under Delaware Law relating to the liability of directors. These provisions eliminate a director's personal liability for monetary damages resulting from a breach of fiduciary duty, except in certain circumstances involving certain wrongful acts, such as (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or
(iv) for any transaction from which the director derives an improper personal benefit. These provisions do not limit or eliminate the rights of the Company or any stockholder to seek equitable relief, such as an injunction or rescission, in the event of a breach of director's fiduciary duty. These provisions will not alter a director's liability under federal securities laws. The Company's Certificate of Incorporation also contains provisions indemnifying the directors and officers of the Company to the fullest extent permitted by Delaware General Corporation Law. The Company believes that these provisions will assist the Company in attracting and retaining qualified individuals to serve as directors.

     The Company has entered into indemnification agreements with its directors, executive officers and certain key employees.


                                       1.

                                  UNDERTAKINGS

     (c)  The undersigned Registrant hereby undertakes:

          a. To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             i. To include any prospectus required by section 10(a)(3) of the Act;

            ii. To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

           iii. To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     PROVIDED, HOWEVER, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          b. That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (d) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (e) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


                                       2.

                                    EXHIBITS

EXHIBIT
NUMBER

5.1       Opinion of Cooley Godward Castro Huddleson & Tatum

23.1      Consent of Ernst & Young LLP

23.2      Consent of Cooley Godward Castro Huddleson & Tatum is contained in
          Exhibit 5.1 to this Registration Statement

24.1      Power of Attorney is contained on the signature pages.

99.1*     1996 Equity Incentive Plan

99.2      Form of Incentive Stock Option

99.3      Form of Nonstatutory Stock Option

99.4*     1996 Employee Stock Purchase Plan

99.5*     1996 Non-Employee Directors' Stock Option Plan

99.6      Form of Nonstatutory Stock Option - Initial Grant

99.7      Form of Nonstatutory Stock Option - Annual Grant

______________

* Filed as an exhibit to the Registration Statement on Form SB-2 (No. 333-3176-LA), as amended through the date hereof and incorporated by reference herein.



                                       3.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly
authorized, in the City of Richmond, State of California, on                  ,
1996.


                              ONYX PHARMACEUTICALS, INC.




                              By:         /s/  HOLLINGS C. RENTON
                                  ----------------------------------------
                                   Hollings C. Renton
                                   President and Chief Executive Officer




                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Hollings Renton and Douglas L. Blankenship, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.



                                       4.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




         SIGNATURE                                TITLE                        DATE
   /s/ HOLLINGS C. RENTON          President, Chief Executive Officer
- ------------------------------     and Director (Principal Executive         May 30, 1996
      Hollings C. Renton           Officer)

 /s/  DOUGLAS L. BLANKENSHIP
- ------------------------------     Director of Finance (Principal
    Douglas L. Blankenship         Financial and Accounting Officer)         May 30, 1996


- ------------------------------     Director                                ________, 1996
        Brook H. Byers

     /s/  SAMUEL D. COLELLA
- ------------------------------     Director                                  May 30, 1996
       Samuel D. Colella

     /s/  WOLFGANG HARTWIG
- ------------------------------     Director                                  May 30, 1996
       Wolfgang Hartwig

     /s/  KEVIN J. KINSELLA
- ------------------------------     Director                                  May 30, 1996
       Kevin J. Kinsella

     /s/  KATHLEEN LAPORTE
- ------------------------------     Director                                  May 30, 1996
       Kathleen LaPorte

     /s/  FRANK MCCORMICK
- ------------------------------     Director                                  May 30, 1996
        Frank McCormick

       /s/  WALTER MOOS
- ------------------------------     Director                                  May 30, 1996
          Walter Moos


                                       5.

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION

5.1         Opinion of Cooley Godward Castro Huddleson & Tatum

23.1        Consent of Ernst & Young LLP

23.2 Consent of Cooley Godward Castro Huddleson & Tatum is contained in Exhibit 5.1 to this Registration Statement

24.1        Power of Attorney is contained on the signature page.

99.1*       1996 Equity Incentive Plan

99.2        Form of Incentive Stock Option

99.3        Form of Nonstatutory Stock Option

99.4*       1996 Employee Stock Purchase Plan

99.5*       1996 Non-Employee Directors' Stock Option Plan

99.6        Form of Nonstatutory Stock Option - Initial Grant

99.7        Form of Nonstatutory Stock Option - Annual Grant

______________

* Filed as an exhibit to the Registration Statement on Form SB-2 (No. 333-3176-LA), as amended through the date hereof.



                                       6.